Sentinel Funds

Classes A, C, I, R3, R6 and S

Supplement dated March 16, 2015

to the Statement of Additional Information, dated March 30, 2014, as supplemented December 23, 2014, as further supplemented to date

Results of March 16, 2015 Shareholder Meeting of Sentinel Group Funds, Inc.

Sentinel Georgia Municipal Bond Fund

Sentinel Low Duration Bond Fund

Sentinel Multi-Asset Income Fund

Sentinel Small Company Fund

A special meeting of shareholders of the Sentinel Georgia Municipal Bond Fund, the Sentinel Low Duration Bond Fund, the Sentinel Multi-Asset Income Fund and the Sentinel Small Company Fund, each a series of Sentinel Group Funds, Inc. (the “Corporation”, and each series, a “Fund”) was held on March 16, 2015 (the “Shareholder Meeting”).  At the Shareholder Meeting, shareholders of the Sentinel Low Duration Bond Fund approved the following changes:

Standardized Fundamental Investment Polices

The shareholders of the Sentinel Low Duration Bond Fund approved certain changes to the Fund’s fundamental investment policies (i.e., policies that cannot be changed without a shareholder vote).  These newly adopted standardized fundamental investment policies for the Fund, which will become effective March 30, 2015, are as follows:

Underwriting Securities.  Pursuant to the Fund’s fundamental investment policies, the Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction:  underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

Concentration.  Pursuant to the Fund’s fundamental investment policies, the Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction:  concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.

Commodities and Commodity Contracts.  Pursuant to the Fund’s fundamental investment policies, the Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: purchase or sell commodities or commodity contracts.

Elimination of Fundamental Investment Polices Not Required by Law

The shareholders the Sentinel Low Duration Bond Fund approved the elimination of certain fundamental investment policies not required by law related to the matters set forth below.  The elimination of these fundamental investment policies will become effective March 30, 2015.

Purchasing Securities on Margin.

Investing in Warrants.

Investing for the Purposes of Exercising Control or Management.

Purchasing or Selling Securities, Other than Fund Shares, From or To Certain Persons Associated with the Fund.

Making Short Sales of Securities.

Investing in Illiquid Securities.

Investing in Restricted Securities.

New Advisory Fee for the Sentinel Low Duration Bond Fund

The shareholders of the Sentinel Low Duration Bond Fund approved an amendment to the advisory fee schedule, effective March 17, 2015.  Under the new advisory fee schedule, the Fund will pay to Sentinel Asset Management, Inc., the Fund’s investment advisor, a monthly fee determined as follows:

First $500 million of the Fund’s average daily net assets            0.45% per annum

The $500 million of such assets                                                       0.40% per annum

The next $1 billion of such assets                                                    0.35% per annum

The next $2 billion of such assets                                                    0.30% per annum

Such assets in excess of $4 billion                                                    0.25% per annum

Adjournment of Meeting with Respect to Certain Proposals

The Shareholder Meeting was adjourned until March 20, 2015 at 10:00 a.m. with respect to the following proposals:

Sentinel Low Duration Bond Fund.  Proposal 2R

Sentinel Multi-Asset Income Fund.  Proposal 2R

Sentinel Small Company Fund.  Proposal 2R

Georgia Municipal Bond Fund.  Proposal 2R